CONSENT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANT

We hereby consent to the use in this amendment No. 5 to the registration statement on Form SB-2 of our report dated February 15, 1999, relating to the financial statements of New Yorker Marketing Corp. (formerly Mike's Original, Inc.) and to the reference to our firm under the caption "Experts" in the prospectus.

                                   /s/ Lazar Levine & Felix LLP
                                   ----------------------------
                                       LAZAR LEVINE & FELIX LLP

New York, New York
May 18, 1999